UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

June 12, 2017

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

VORNADO REALTY L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	No. 001-34482	No. 13-3925979
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Items 7.01                                      Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference is a copy of a presentation, dated June 2017, to be used in investor presentations regarding JBG SMITH Properties (“JBG SMITH”), a wholly-owned subsidiary of Vornado Realty Trust (“Vornado”), that is to be spun-off by Vornado.  A copy of the presentation is available on Vornado’s website at www.vno.com and JBG SMITH’s website at www.JBGSMITH.com.

FORWARD-LOOKING STATEMENTS

The accompanying presentation and related discussion contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are not guarantees of performance.  They represent JBG SMITH’s intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties.  Consequently, JBG SMITH’s future results, financial condition and business may differ materially from those expressed in these forward-looking statements.  You can find many of these statements by looking for words such as “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “would,” “may” or other similar expressions in the presentation.  We also note the following forward-looking statements that have been included in the presentation: in the case of JBG SMITH’s development and redevelopment projects, the estimated completion date, estimated project cost and cost to complete such projects; estimates of future capital expenditures, dividends to common shareholders and operating partnership distributions.  Many of the factors that will determine the outcome of these and JBG SMITH’s other forward-looking statements are beyond our ability to control or predict.  These factors include, among others: uncertainties as to the timing of the spin-off and the combination (The “Transactions”) with JBG Properties, Inc., JBG/Operating Partners, L.P. (together with JBG Properties, Inc., the “JBG Management Entities”), and certain pooled investment funds that are affiliates of the JBG Management Entities and whether they will be completed; the possibility that various closing conditions to the Transactions may not be satisfied or waived; the expected tax treatment of the Transactions; the composition of JBG SMITH’s portfolio; the possibility that third-party consents required to transfer certain properties in the Transactions will not be received; the impact of the Transactions on JBG SMITH; the timing of and costs associated with property improvements; financing commitments; and general competitive factors.  For further discussion of factors that could materially affect the outcome of JBG SMITH’s forward-looking statements and JBG SMITH’s future results and financial condition, see “Risk Factors” and “Cautionary Statement Concerning Forward-Looking Statements” in JBG SMITH’s Information Statement, dated as of June 9, 2017.  You are cautioned not to place undue reliance on JBG SMITH’s forward-looking statements, which speak only as of the date of the presentation.  All subsequent written and oral forward-looking statements attributable to JBG SMITH or Vornado or any person on JBG SMITH’s or Vornado’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section.  JBG SMITH and Vornado do not undertake any obligation to release publicly any revisions to these forward-looking statement to reflect events or circumstances occurring after the date of the presentation.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 or furnished with this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Vornado Realty Trust, under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)                                           Exhibits.

99.1  Investor Presentation, dated June 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Matthew Iocco
Name:	Matthew Iocco
Title:	Chief Accounting Officer (duly authorized officer and principal accounting officer)

Date:  June 12, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)
By:	VORNADO REALTY TRUST,
Sole General Partner

By:	/s/ Matthew Iocco
Name:	Matthew Iocco
Title:	Chief Accounting Officer of Vornado Realty Trust, sole general partner of Vornado Realty L.P. (duly authorized officer and principal accounting officer)

Date: June 12, 2017

Exhibit Index

99.1                        Investor Presentation, dated June 2017.